SCHEDULE 14A INFORMATION
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Teleconnect Inc.
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Teleconnect Inc.

Oude Vest 4
4811 BD Breda
The Netherlands
Telephone: 011-31-630-048-023

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 27, 2014

The annual meeting of shareholders of Teleconnect Inc., a Florida corporation (“Teleconnect”), will be held at 10:00 a.m. (local time) on Thursday, March 27, 2014, at the Teleconnect offices at Oude Vest 4, 4811 BD Breda, The Netherlands, for the following purposes:

1.	To elect directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.
2.	To ratify the appointment of Coulter & Justus, P.C. as the independent auditors of Teleconnect Inc. for the fiscal year ending September 30, 2014.
3.	To obtain non-binding advisory approval of the compensation paid to Teleconnect’s executive officers.
4.	To obtain a non-binding advisory vote on the frequency of future votes regarding executive compensation.
5.	Ratification of the Board of Directors’ actions and decisions since the last shareholder meeting.
6.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on February 17, 2014 are entitled to notice of and to vote at the meeting. All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the enclosed envelope for that purpose. Any shareholder of record attending the meeting may vote in person even if he or she previously has returned a proxy.

A copy of Teleconnect’s Annual Report (its Form 10-K) for the year ended September 30, 2013 and a copy of Teleconnect’s quarterly report on Form 10-Q for the three month period ended December 31, 2013 are available without charge from Teleconnect upon request or may be viewed at the World Wide Website of the Securities and Exchange Commission (http://www.sec.gov Ticker TLCO).

DATED at Breda, The Netherlands this 17th day of February, 2014.

BY ORDER OF THE BOARD OF DIRECTORS
Dirk L. Benschop, Chief Executive Officer and President

Teleconnect Inc.

Oude Vest 4
4811 BD Breda
The Netherlands

PROXY STATEMENT

THIS PROXY STATEMENT IS DATED FEBRUARY 17, 2014, AND IS FIRST BEING MAILED TO SHAREHOLDERS ENTITLED TO VOTE AT THE MEETING ON MARCH 27, 2014.

These proxy materials are provided in connection with the solicitation of proxies by the Board of Directors of Teleconnect Inc. (“Teleconnect”) for the Annual Meeting of Shareholders.

Frequently Asked Questions Concerning This Proxy Statement

Q: Why am I receiving these materials?

A: The Board of Directors is providing this proxy statement and Teleconnect’s Annual Report to you in connection with Teleconnect’s Annual Meeting of Shareholders (the “Meeting”) which will take place on Thursday, March 27, 2014 at 10:00 a.m. (local time) at Teleconnect’s principal executive office at Oude Vest 4, 4811 BD Breda, The Netherlands. You are invited to attend the Meeting and are requested to vote on the proposals described in this proxy statement. The cost of the proxy solicitation will be borne by Teleconnect.

Q: What information is contained in these materials?

A: The information included in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, the compensation of the directors and our executive officers, and certain other required information. Our most recent Quarterly Report for the period ended December 31, 2013 on Form 10-Q is enclosed. Our most recent Annual Report is also enclosed.

Q: What proposals will be voted on at the Meeting?

A: There are five proposals scheduled to be voted on at the Meeting:

1.	Election as directors of Teleconnect of the following five individuals until the next annual meeting of shareholders and until their successor are elected and qualified: Mr. Dirk Benschop, Mr. Jan Hovers, Mr. Les Pettitt, Mr. Gustavo Gomez and Mr. Ralph Kroner.
2.	Ratification of Coulter & Justus, P.C. as Teleconnect’s independent auditors.
3.	Non-binding advisory approval of the compensation paid to Teleconnect’s executive officers.
4.	Non-binding advisory vote on the frequency of future votes regarding executive compensation.
5.	Ratification of the Board of Directors’ actions and decisions since last shareholder meeting

Q: What are the voting recommendations of the Board of Directors?

A: Our Board of Directors recommends that you vote your shares “FOR” each of the nominees for election to the Board of Directors, “FOR” proposals 2, 3 and 5 and for “TWO” years in proposal 4.

Q: Who is entitled to vote?

A: Shareholders of Teleconnect as of the close of business on February 17, 2014 (the “Record Date”) are entitled to vote at the Meeting.

Q: What classes of shares are entitled to be voted?

A: The holders of shares of common stock on the Record Date are entitled to vote on each proposal at the Meeting. Each outstanding share is entitled to one vote. As of February 17, 2014, there were 9,016,183 shares of Common Stock issued and outstanding.

Q: What constitutes a quorum?

A: The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of the issued and outstanding shares of Teleconnect, present or represented by proxy, as of the Record Date.

Q: What does it mean if I receive more than one proxy card?

A: It means that you hold shares registered in more than one account. Sign and return all proxy cards to ensure that all of your shares are voted.

Q: How do I vote?

A: Sign and date each proxy card you receive (many shareholders receive multiple proxies) and return it in the enclosed envelope. If you return your signed proxy but do not indicate your voting preferences, we will vote on your behalf “FOR” the election of the five director nominees, “FOR” the ratification of the selection of the independent auditors, “FOR” non-binding advisory approval of the compensation paid to Teleconnect’s executive officers, ”FOR” “TWO” years for the frequency of the non-binding advisory vote on executive compensation, and “FOR” ratification of the Board of Directors’ actions and decisions since the last shareholder meeting. You have the right to revoke your proxy by voting in person at the Meeting.

Even if you plan to attend the Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Meeting.

Shareholders do not have the right to cumulate their votes in the election of directors of Teleconnect. With respect to the election of directors, you may (1) vote for all of the director nominees as a group, (2) withhold your vote for all the director nominees as a group, or (3) vote for all director nominees as a group except those nominees you identify. If you sign, date, and mail your proxy card without indicating how you want to vote, you will be counted as a vote in favor of each of the proposals.

If you sign, date, and mail your proxy card in time to be cast at the Meeting indicating how you want to vote, it will be voted in accordance with your instructions. The persons named as proxy holders in the proxies are officers and directors of Teleconnect. We encourage you to vote and to vote promptly. If a quorum is not present at the Meeting, the designated proxy holder on the applicable proxy card will vote the returned proxy cards to adjourn the Meeting to a time and place to be announced.

Q: How do I sign the proxy?

A: Sign your name exactly as it appears on the proxy. If you are signing in a representative capacity (for example, as an attorney, executor, administrator, guardian, trustee, or officer or agent of a company), you should indicate your name and title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, each owner must sign.

Q: Who will count the votes?

A: Pacific Stock Transfer Company, Inc., Teleconnect’s transfer agent, will tabulate the returned proxy votes by mail and the independent inspector of the election will tabulate the votes at the Meeting.

Q: How many votes are needed for approval of each proposal?

A: Directors will be elected by a plurality of the votes cast at the Meeting, meaning that the five nominees receiving the most votes from holders of the stock will be elected directors. A majority of the Common Stock present in person or represented by proxy is required to ratify the selection of the independent auditors for the fiscal year ending September 30, 2014 and for the non-binding advisory approval of the compensation paid to Teleconnect’s executives. Future non-binding advisory reviews of executive compensation will occur with the frequency that receives the most votes.

Q: Who can attend the Meeting?

A: All persons who are shareholders on the Record Date can attend. If your shares are held in the name of a broker or other nominee, please bring proof of share ownership, such as a broker’s statement, to the Meeting to receive admittance.

Q: When are the shareholder proposals and nominations for the Board of Directors for the annual meeting following this one due?

A: Shareholder proposals intended to be presented at, and included in Teleconnect’s proxy statement and proxy related to, Teleconnect’s next annual meeting, and the nominations of candidates for election to the Board of Directors at that annual meeting, must be submitted in writing to Teleconnect’s Secretary at its executive offices within a reasonable time before Teleconnect begins to print and mail the proxies for such meeting. Shareholder proposals intended to be presented at, but not included in Teleconnect’s proxy statement and proxy for, that meeting must be received by Teleconnect within a reasonable time prior to the meeting, at the same address. If not received in a timely manner, those persons named in the proxy may use the discretionary authority granted in the proxy to vote on the proposal. Such nominations and proposals must be in compliance with applicable laws and regulations, as well as Teleconnect’s Bylaws, in order to be considered for inclusion in the proxy statement and form of proxy for that meeting. Copies of the Bylaws are available to the shareholders of Teleconnect free of charge upon request in writing to Teleconnect’s Secretary.

Q: Who will bear the cost of soliciting votes for the Meeting?

A: Teleconnect will bear any expenses incurred in soliciting proxies. Proxies may be solicited by mail, telephone, or email by Teleconnect and its management and employees. Teleconnect’s management and employees will not receive any additional compensation for these services. Teleconnect will request brokers, nominees, and other fiduciaries and custodians who hold shares of stock of Teleconnect in their names to provide a copy of this Proxy Statement and any accompanying materials to the beneficial owners of such shares. Teleconnect will reimburse such persons, if requested, for their reasonable fees and expenses incurred in completing the mailing of such material to the beneficial owners.

Voting at the Meeting

Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting and will determine whether a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

If the accompanying proxy is properly signed and returned to Teleconnect and not revoked, it will be voted in accordance with the instructions contained in the proxy. Unless contrary instructions are given, the designated proxy holder in the accompanying proxy will vote “FOR” the Board of Directors slate of nominees, “FOR” ratification of the appointment of Coulter & Justus, P.C. as Teleconnect’s independent auditors for the financial audit of fiscal year ending September 30, 2014, “FOR” non-binding advisory approval of the compensation paid to Teleconnect’s executive officers, “FOR” non-binding advisory review of executive compensation every “TWO” years, and “FOR” ratification of the Board of Directors’ actions and decisions since the last shareholder meeting.

Revocability of Proxies

Any person giving a proxy may revoke the proxy at any time before its use by delivering to Teleconnect written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

Share Ownership of Directors, Executives, and Certain Other Shareholders

The following table sets forth information with respect to the beneficial ownership of stock of Teleconnect by management and 5% or greater shareholders as of February 17, 2014. A person is considered a beneficial owner of securities if such person, directly or indirectly, has voting power or investment power over the securities.

Name and Address of Beneficial Owners	Total Number of Shares Beneficially Owned (1)	Percent of Class
Henk Schipper (2) Claudius Prinsenlaan 128, Breda 4818 CP The Netherlands	2,514,840	28%
CCR Beheer BV(3) Claudius Prinsenlaan 128, Breda 4818 CP The Netherlands	2,514,840	28%
LGMR Geeris (4) Zandpad 29, Maarssen 3601 NA The Netherlands	1,574,136	17%
Kees Lenselink (5) Jan Tooropstraat 13, Oosterhout 4907 PB The Netherlands	598,511	7%
Quack Holdings BV (6) Jan Tooropstraat 13, Oosterhout 4907 PB The Netherlands	598,511	7%
Dirk L. Benschop (7) Laakseweg 24, Etten-Leur 4874 LV The Netherlands	372,543	4%
DLB Finance and Consultancy BV (8) Laakseweg 24, Etten-Leur, 4874 LV The Netherlands	372,543	4%
Johan Maria Hovers (9) Oude Vest 4, Breda,4811 HT The Netherlands	112,584	1%
Les Pettitt (10) 4603 N College Ave Bethany, OK 73008 USA	100,000	1%
Gustavo Gomez (11) C/Rio Tambre 8 Boadilla del Monte, 28660, Madrid, Spain	100,000	1%
Ralph P. Kröner (12) Julianalaan 54, 3062 DJ Rotterdam The Netherlands	54,100	*
Directors and officers as a group (13)	739,227	8%

* less than 1%

(1)	Except as otherwise noted, it is believed by Teleconnect that all persons have full voting and investment power with respect to the shares indicated. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security which that person has the right to acquire within 60 days, such as options or warrants to purchase the Common Stock of Teleconnect.
(2)	The number of shares listed for Henk Schipper are the 2,514,840 shares owned by CCR Beheer BV.

(3)	CCR Beheer BV is wholly owned by Henk Schipper (formerly owner of Queck Holding BV).
(4)	Mr. Leonardus Geeris is an ex-director and ex-President of Teleconnect.
(5)	The number of shares listed for Kees Lenselink are the 598,511 shares owned by Quack Holding BV.
(6)	Quack Holding BV is owned by Mr. Kees Lenselink, who is an over 5% shareholder and ex-director.
(7)	The number of shares listed for Dirk L. Benschop are the 372,543 shares owned by DLB Finance and Consultancy BV.
(8)	DLB Finance and Consultancy BV is owned by Dirk L. Benschop, the director, Chief Executive Officer and Treasurer of Teleconnect.
(9)	Mr. Johan Maria Hovers (Mr. Jan Hovers) is a director of Teleconnect.
(10)	Mr. Les Pettitt is a director and officer of Teleconnect occupying the position of Chief Financial Officer.
(11)	Mr. Gustavo Gomez is a director and officer of Teleconnect and occupies the position of Chief Compliance Officer.
(12)	Mr. Ralph P. Kröner is a director of Teleconnect.
(13)	The number of shares listed for the directors and executive officers include all of the shares owned by DLB Finance and Consultancy BV as beneficially owned by Mr. Dirk L. Benschop as well as the shares owned by Mr. Jan Hovers, Mr. Les Pettitt, Mr. Gustavo Gomez and Mr. Ralph P. Kröner.

 ITEM 1.

ELECTION OF DIRECTORS

A Board of Directors of five directors is to be elected at the Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees indicated below. All of the nominees are currently directors of Teleconnect. In the event that any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the current Board of Directors. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until a successor has been elected and qualified.

Information concerning the current executive officers of Teleconnect and the persons nominated for election as directors is set forth below.

Name	Age	Position

Mr. Dirk L. Benschop	46	Director, Chief Executive Officer, President and Treasurer
Mr. Jan Hovers	70	Director, Supervisory Board, Chairman
Mr. Les Pettitt	52	Director, Chief Financial Officer
Mr. Gustavo Gomez	50	Director, Chief Compliance Officer
Mr. Ralph P. Kröner	63	Director

The background and principal occupations of each director and officer of Teleconnect are as follows:

Mr. Benschop became Chief Executive Officer, President, Treasurer and Secretary and a director of Teleconnect on December 11, 2008, upon the resignation of Mr. Geeris. Mr. Benschop is a seasoned businessman and entrepreneur, a major stakeholder and Director in Giga Matrix BV since 2006, director and shareholder in DLB finance & consultancy BV, the Netherlands since 1993, Director and former shareholder in HEM, the Netherlands (2009 -2010), and President and CEO of Teleconnect since 2008.

Mr. Hovers became a Director on February 23, 2010 and is currently Chairman of the Board. Mr. Hovers is a seasoned successful executive board member with extensive experience in corporate governance, expansion and publically traded companies. Mr. Hovers, former CEO of Stork NV and former member of the Supervisory Board of the Dutch Central Bank (DNB NV), obtained his Ph.D. in Econometrics from Tilburg University, The Netherlands in 1972. Mr. Hovers oversees and advises on all corporate governance issues as well as provides recommendations on Teleconnect’s current intentions to expand its business.

Mr. Pettitt, CPA, is a certified public accountant with twenty-seven years of public accounting experience in audit, tax, and management advisory services. Since 1998, he has owned and operated, Leslie G. Pettitt, PC, which consults with SEC registrants on preparation of their regulatory filings as well as providing contract controllership assistance. Mr. Pettitt is a member of the American Institute of Certified Public Accountants and the Oklahoma Society of Certified Public Accountants. Mr. Pettitt became Chief Financial Officer and a director of Teleconnect on October 8, 2011.

Mr. Gomez has an Electrical Engineering degree from McGill University in Canada as well as an Exec-MBA from Spain’s Instituto de Empresa. Mr. Gomez has been an advisor to Teleconnect since December 2008. When Mr. Gomez became an officer and director of Teleconnect on October 8, 2010, he was a full time consultant to the company. From March 2002 to October 2007, Mr. Gómez had been President and CEO of Teleconnect. From October 2007 to December 2008, Mr. Gomez was providing management consulting to third parties and he co-founded the Canada-Spain Chamber of Commerce in Madrid.

Mr. Kröner became a Director on December 14th, 2012. Mr. Kröner was appointed Of Counsel at Eversheds Faasen (the “Firm”) on September 15th, 2010. After a long service record at Simmons & Simmons and its legal predecessors, Ralph Kröner joined the international law firm of Eversheds in Rotterdam where it is strategically positioned for the future. Mr. Kröner is well known for his expertise and experience in corporate governance, (international) litigation and space law (former member of the European center for Space law in Paris) and has served as non-executive director on a number of boards of commercial business. He is chairman of the Rotterdam Eye Hospital.

Compliance with Section 16(a) Beneficial Ownership Reporting

Section 16(a) of the Securities Exchange Act of 1934 requires Teleconnect’s executive officers and directors, and persons who beneficially own more than ten percent of the company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% percent shareholders are required by SEC regulation to furnish the company with copies of all Section 16(a) forms they file. Based solely upon a review of the forms and amendments thereto furnished to Teleconnect, Management believes that Forms 3 and 4 should be filed by the directors and shareholders with over 10% shareholdings.

Certain Relationships And Related Transactions

Under Teleconnect’s Bylaws, any contract or other transaction between the company and one or more interested directors is void or voidable unless one of the following is true:

(1)	the fact of the relationship or interest is disclosed or known to the Board of Directors which authorizes, approves, or ratifies the contract or transaction by vote or consent sufficient for the purpose without counting the votes or consents of any interest director;
(2)	the fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction; or
(3)	the contract or transaction is fair and reasonable as to the corporation at the time it is authorized.

Management believes that all of the transactions listed below are at least as fair as a similar transaction with an unaffiliated third party would have been.

During the years ended September 30, 2013 and 2012, the Company received $51,319 and $336,180, respectively, in additional short term loans from related parties, consisting principally of shareholders, net of currency translations adjustments. These loans are due on demand and do not accrue interest.

On July 31, 2013 the Company entered into an agreement with the Trustee of 2,293,067 shares, representing 24.14% of the Company’s issued and outstanding shares, in the name of Hombergh Holdings BV and Quick Holdings BV, such that these shares are to be repurchased by the Company for a total of €500,000 payable as described below.

In exchange, the Trustee has agreed to irrevocably forgo his right to claim the return of €7,608,938 in loans made to the Company by Hombergh Holdings BV and Quick Holdings BV and the associated interest accrued up to the date of the agreement on receipt of a €200,000 installment which was paid with the signing of the agreement. The second installment of €200,000 was paid to the Trustee on September 30th, 2013 and the third installment of €100,000 on November 30, 2013. The Trustee has returned all the share certificates representing the 2,293,067 shares of the Company and these were retired before the calling of this meeting.

During the year ended September 30, 2013 the Company sold promissory notes with a face value of $594,963 (€440,550) and 1,874,679 shares of its common stock together as a package to qualified investors for $1,189,926 (€881,100). The purchase price was allocated to the notes and stock based on the relative fair value of each with $779,583 allocated to the shares and $410,343 allocated to the promissory notes, therefore a discount on the notes of $184,620 was recorded and is being amortized over one year. Loan discount amortization of $28,705 is included in interest expense for the year ended September, 30, 2013. The promissory notes bear 6% interest and are due when the Company has positive cash flow from operations.

Independence, Meetings, Committees of the Board of Directors and Nominations

The Board of Directors held a total of fourteen meetings during the fiscal year ended September 30, 2013 and, in addition, took fourteen actions by unanimous consent of the Directors present. All of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which each such director served, during the period for which each such director served.

Teleconnect has an audit committee which currently has only one member, Mr. Les Pettitt who is an audit committee financial expert. Teleconnect is searching for appropriate candidates to add to the Audit Committee. The Audit Committee has approved hiring Coulter & Justus, P.C. as Teleconnect’s independent auditors for the fiscal year ending September 30, 2014. The Audit Committee did not formally discuss the audited financial statements with management or other matters with the independent auditors. The Board of Directors has not at this time formally adopted a Code of Ethics.

Teleconnect currently has active two other committees: a Compensation Committee and a Stock Plan Committee. The Compensation Committee is comprised of Mr. Dirk Benschop and Mr. Jan Hovers. The Stock Plan Committee was established to administer the stock option, SAR and stock bonus plans of the company and is comprised of Mr. Benschop, Mr. Hovers and Mr. Gomez.

Teleconnect does not have a standing nominating committee. Currently all of the directors participate in the consideration of director nominees which practice is expected to continue until such time as there is a larger Board of Directors. There is no charter governing nominations to the Board of Directors or compensation.

One of the current members of Teleconnect’s Board of Directors, Mr. Hovers, is an “independent director” as defined in the NASDAQ listing criteria.

The Teleconnect Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by security holders. However, the Board of Directors welcomes suggestions for director candidates from any security holder. Until such time as it is receiving a significant number of suggested candidates, the Board of Directors can review such nominations on a case-by-case basis and does not see a need for a formal policy. There are no specific procedures to be followed by security holders in submitting names of candidates. Names may be submitted to the President of Teleconnect or any member of the Board of Directors either in writing or by way of a telephone call.

The Board of Directors has not established minimum qualifications to be met by a nominee to the Board; however, typically the Board looks at formal education, business experience, and the track record of the nominee.

Candidates for the Board of Directors are identified through contacts that the current Board of Directors has and recommendations received by them. Candidates suggested are then evaluated based on the company’s needs at the time. There is no different procedure for evaluating candidates recommended by a security holder.

Board Leadership Structure

The Board of Directors does not have a formal policy on whether the roles of President and Chairman of the Board of Directors should be separate. Currently, Mr. Benschop serves as President and Chief Executive Officer and Mr. Hovers serves as Chairman. The Board of Directors expects to periodically review its leadership structure to ensure that it continues to meet our needs.

Board’s Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the Board of Directors’ attention risks that are material. The Board of Directors administers its risk oversight role directly by reviewing strategic, financial, and execution risks and exposures associated with the annual plan and multi-year plans, and other matters that may present material risk to operations, plans, prospects or reputation, acquisitions, and divestitures. The Audit Committee as well as the entire Board of Directors reviews risks associated with financial and accounting matters, including financial reporting, accounting, disclosure, internal controls over financial reporting, ethics and compliance programs, compliance with orders, and data security.

Security holders may send communication to the Board of Directors by writing or calling Teleconnect’s office. All communications so received will be relayed to the directors. Teleconnect’s policy is that all directors attend the annual shareholders’ meeting.

 Executive Compensation

All executive officers, for services in all capacities to the Company, received the following compensation during the fiscal year ended September 30, 2013:

Name and Principal Position	Fiscal Year	Salary(1)(2)	Bonus	Stock Awards(3)	Option Awards	Nonequity incentive plan compensation	Nonqualified deferred Compensation earnings	All other compensation	Total
Dirk L. Benschop	2013	$97,626	$0	$0	$0	$0	$0	$0	$97,636
Chief Executive Officer, President,	2012	$210,383	$0	$21,908	$0	$0	$0	$0	$232,291
Secretary and Treasurer

Gustavo Gomez	2013	$78,603	$0	$0	$0	$0	$0	$0	$78,603
Chief Compliance Officer	2012	$98,839	$0	$20,000	$0	$0	$0	$0	$118,839

Les Pettitt	2013	$46,108	$0	$0	$0	$0	$0	$0	$46,108
Chief Financial Officer	2012	$46,688	$0	$20,000	$0	$0	$0	$0	$66,688

All executive officers as a group, $222,337 in fiscal 2013 as compared to $417,818 in fiscal 2012

(1)	Mr. Benschop received no bonus during fiscal 2013. Mr. Gomez and Mr. Pettitt were appointed to their positions in 2011. Includes compensation accrued during the year to Mr. Benschop, Mr. Gomez and Mr. Pettitt of $58,167, $10,129 and $7,250, respectively.
(2)	Personal benefits received by the company’s executive officers are valued below the levels which would otherwise require disclosure under the rules of the U.S. Securities and Exchange Commission.
(3)	Grant date fair value based on quoted market price of the company’s common stock.

Teleconnect does not currently provide any contingent or deferred forms of compensation arrangements, annuities, pension or retirement benefits.

2010 Stock Option, SAR and Stock Bonus Plan

Effective on October 8, 2010, the Company adopted and approved its 2010 Stock Option, SAR and Stock Bonus Plan (the “Plan”) which reserved 500,000 shares of Common Stock for issuance. This Plan allows us to issue awards of incentive non-qualified stock options, stock appreciation rights, and stock bonuses to Officers, Directors or consultants to the Company. 481,136 shares were issued under this 2010 Plan to officers and directors of the Company. This plan expired on December 31, 2012 with 18,864 shares unissued. The company expects to consider the adoption of a new Plan for continuance.

Benefit Plans

The Company does not have any pension plan, profit sharing plan, or similar plans for the benefit of its officers, directors or employees. However, Teleconnect may establish such plans in the future.

Director Compensation

Name	Fees earned or paid in cash ($)	Stock awards (1) ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
D. Benschop	$—	$—	$—	$—	$—	$—	$—
J. Hovers	$—	$—	$—	$—	$—	$—	$—
G. Gomez	$—	$—	$—	$—	$—	$—	$—
L. Pettitt	$—	$—	$—	$—	$—	$—	$—
R. Kröner	$—	$—	$—	$—	$—	$—	$—

(1)  During the fiscal year ended September 30, 2013, there were no stock awards issued.

ITEM 2.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed Coulter & Justus, P.C. as Teleconnect’s independent auditors for the fiscal year ending September 30, 2014. The Board of Directors recommends that shareholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. The Board of Directors does not expect that representatives of Coulter & Justus, P.C. will be present at the Meeting.

Audit Fees

The aggregate fees billed for professional services rendered for the audit of Teleconnect’s annual financial statements for the 2013 and 2012 fiscal years and the review of the financial statements included in Teleconnect’s Forms 10-Q for such fiscal years by Coulter & Justus, PC were $103,850 and $145,815, respectively.

Audit-Related Fees

Teleconnect did not pay Coulter & Justus, P.C. any audit-related fees during fiscal years 2013 and 2012.

Tax Fees

The aggregate fees billed for tax-related services rendered to Teleconnect during the fiscal years 2013 and 2012 by Coulter & Justus, PC were $52,743 and $41,920, respectively.

These services included assistance regarding foreign jurisdiction and other tax compliance and planning for such years.

All Other Fees

Other than those fees described above, Teleconnect did not pay its auditors any other fees in fiscal years 2013 and 2012.

The Board of Directors and Audit Committee have considered whether the services described above for which Teleconnect’s independent auditors received fees are compatible with accountant independence and has determined that they are.

The Board of Directors recommends that the shareholders vote “FOR” ratification of the appointment of Coulter & Justus, P.C. as Teleconnect’s independent auditors for the fiscal year ending September 30, 2014.

ITEM 3.
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Teleconnect is required to provide its shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of the named executive officers as disclosed in this proxy statement in accordance with rules of the Securities and Exchange Commission. This vote is typically referred to as a “say-on-pay” vote.

The section entitled Executive Compensation, including the compensation tables, describe the compensation of Teleconnect’s named executive officers for the year ended September 30, 2013. The Board of Directors is asking shareholders to cast a non-binding, advisory vote indicating approval of that compensation by voting FOR the following resolution:

“RESOLVED, that the shareholders of Teleconnect APPROVE, on an advisory basis, the compensation paid to its named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the section entitled Executive Compensation and the compensation tables.”

The vote on this “say-on-pay” proposal is advisory, which means that the vote will not be binding on Teleconnect, its Board of Directors, or its Compensation Committee. The Compensation Committee will review and consider the results of the vote on this proposal in connection with its regular evaluations of executive compensation.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote “FOR” the advisory approval of the compensation of Teleconnect’s executive officers.

ITEM 4.

ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE VOTES REGARDING EXECUTIVE COMPENSATION

Shareholders are also entitled to cast an advisory vote to indicate the frequency with which Teleconnect should hold future advisory votes regarding executive compensation, also referred to as “say-on-pay” votes. Shareholders may vote whether to hold “say-on-pay” votes every one, two or three years. Shareholders also have the option to abstain from voting on this matter. We will consider the interval selected by the highest number of votes cast to be the recommendation of the shareholders.

The Board of Directors believes at this time that “say-on-pay” votes should be held every two years.

Although this advisory vote is not binding on the Board of Directors, the Board of Directors values shareholder views as to what is an appropriate frequency for advisory “say-on-pay” votes and will carefully review the voting results on this proposal. Notwithstanding the Board of Director’s recommendation and the outcome of the stockholder vote, the Board of Directors may in the future decide to vary its practice on the frequency of advisory “say-on-pay” votes.

Recommendation of the Board of Directors

The Board of Directors recommends a vote for every “TWO” years for the frequency of holding future “say-on-pay” votes regarding executive compensation.

ITEM 5.
Ratification of the Board of Directors’ actions and decisions since THE last shareholder meeting

Shareholders are being asked to ratify the actions and decisions of the Board of Directors as disclosed in the quarterly (10Q) and annual (10K) reports filed with the Securities Exchange Commission since the last shareholders’ meeting.

Recommendation of the Board of Directors

The Board of Directors recommends the shareholders vote “FOR” approval of the ratification of the Board of Directors’ actions and decisions since the last shareholders’ meeting.

Shareholder Proposals For The Next Annual Meeting

Shareholder proposals intended to be presented at, and included in Teleconnect’s proxy statement and proxy related to, the annual meeting of shareholders following the one to which this Proxy Statement relates must be in writing and received by Teleconnect a reasonable time before Teleconnect begins to print and mail the proxies for such meeting at its principal executive offices at Oude Vest 4, 4811 BD Breda, The Netherlands. Shareholder proposals intended to be presented at, but not included in Teleconnect’s proxy statement and proxy for, that meeting must be received by Teleconnect a reasonable time prior to the meeting, at the foregoing address; otherwise, those persons named in the proxy for the meeting may use the discretionary authority granted in the proxy to vote on any such proposals.

Other Matters

Management knows of no other matters to be brought up at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

Dated: February 17th, 2014

140217 Schedule 14A Definitive Proxyv3

REVOCABLE PROXY Teleconnect Inc.

Oude Vest 4

Breda

The Netherlands 4801 BD

2014 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELECONNECT INC. AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

The undersigned shareholder of Teleconnect Inc. hereby appoints Dirk L. Benschop as Proxy with the power to appoint his substitute, and hereby appoints and authorizes him to represent and vote as designated below, all the shares of Common Stock, $.001 par value, of Teleconnect Inc. (the "Corporation") held of record in the name of the undersigned on February 17, 2014, at the annual meeting of shareholders to be held at 10:00 A.M. on Thursday March 27, 2014 at Oude Vest 4, Breda, The Netherlands, or any adjournment thereof in accordance with the Notice and Proxy Statement received, for the election of directors and other matters described therein and as may properly come before the meeting. The undersigned hereby ratifies all acts that said Proxy may do and cause to be done in the premises, whether at said meeting or at any change, adjournment, or continuation thereof, and hereby revokes all prior proxies.

1.	To elect the following directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified: Mr. Dirk L. Benschop, Mr. Johan Maria Hovers, Mr. Les Pettitt, Mr. Gustavo Gomez, and Mr. Ralph P. Kröner.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

[ ] FOR [ ] WITHHOLD [ ] FOR ALL EXCEPT___________________________________________

2.	To ratify the appointment of Coulter & Justus, P.C. as the independent auditors of Teleconnect Inc. for the fiscal year ending September 30, 2014.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

3.	To obtain non-binding advisory approval of the compensation paid to Teleconnect’s executive officers.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

4.	To obtain a non-binding advisory vote on the frequency of future votes regarding executive compensation.

[ ] THREE YEARS [ ] TWO YEARS [ ] ONE YEAR [ ] ABSTAIN

The Board of Directors recommends you vote for two years.

(continued and to be signed on other side or next page)

5.	Ratification of the Board of Directors’ actions and decisions since the last shareholder meeting.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

6.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.

This proxy, when properly executed, will be voted in accordance with the specifications indicated; but, if no indication is made, it will be voted FOR the election of the nominated directors, FOR Proposals 2, 3 and 5, and with respect to proposal 4, for two years. MANAGEMENT RECOMMENDS A VOTE FOR THE ABOVE MATTERS. The secretary knows of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is expected that the Proxy will vote on such matters in his discretion.

Number of Shares Held:

_______________________

Please sign exactly as name appears on the label. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please Print Name:

________________________________________ Date: _________________________________, 2014

________________________________________ __________________________________________

Signature

__________________________________________

Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.